Exhibit 8.1

List of subsidiaries of H World Group Limited

List of Subsidiaries

I. Directly-Owned Subsidiaries:

China Lodging Investment Limited (Cayman Islands)
China Lodging Holdings (HK) Limited (Hong Kong)
H World Holdings Singapore Pte. Ltd. (Singapore)
Sheen Step Group Limited (Seychelles)
CLG Special Investments Limited (Cayman Islands)
City Home Group Limited (Cayman Islands)
HanTing (Tianjin) Investment Consulting Co., Ltd. (PRC)

II. Indirectly-Owned Subsidiaries:

1.	100% Owned Subsidiaries
1.001	Starway Hotels (Hong Kong) Limited (Hong Kong)
1.002	Crystal Orange Hotel Holdings Limited (BVI)
1.003	Orange Hotel Hong Kong Limited (Hong Kong)
1.004	ACL Greater China Limited (Hong Kong)
1.005	Ibis China Investment Limited (Hong Kong)
1.006	TAHM Investment Limited (Hong Kong)
1.007	Huazhu Investment I Limited (Hong Kong)
1.008	Huazhu Investment II Limited (Hong Kong)
1.009	Starway Hotel Holdings Limited (BVI)
1.010	Hi Inn Hotel Holdings Limited (BVI)
1.011	Hi Inn Hotel (Hong Kong) Limited (Hong Kong)
1.012	Starway Lodging (Hong Kong) Limited (Hong Kong)
1.013	City Home Investment Limited (Hong Kong)
1.014	Huazhu K.K. (Japan)
1.015	Huazhu Investment GmbH (Germany)
1.016	DH Group GmbH & Co. KG (Germany)
1.017	Huazhu Hospitality Inc (BVI)
1.018	Huazhu Hospitality (Hong Kong) Limited (Hong Kong)
1.019	Steigenberger Hotels GmbH (Germany)
1.020	IntercityHotel GmbH (Germany)
1.021	H.E.A.D. HOTEL EQUIPMENT AND DESIGN GmbH (Germany)
1.022	Sourcify GmbH (Germany)
1.023	Steigenberger Consulting GmbH (Germany)
1.024	Deutsche Hospitality Asset GmbH (Germany)
1.025	DH Lifestyle GmbH (Germany)
1.026	Steigenberger Spa GmbH (Germany)
1.027	MAXX Hotel GmbH (Germany)
1.028	STAG Hotelverwaltungs-Gesellschaft mbH (Austria)
1.029	Steigenberger Hotels AG (Switzerland)
1.030	STAG Hotels Netherlands B.V. (Netherlands)
1.031	Scheveningen Hotel Holding B.V. (Netherlands)
1.032	STAG Belgium N.V. (Belgium)
1.033	Steigenberger Italia S.r.l. (Italy)
1.034	Steigenberger DMCC (UAE)
1.035	Tunisian Hospitality Group SARL (Tunisia)
1.036	Zleep Hotel GmbH (Germany)
1.037	STAG Hotels Hungary Szállodaipari Kft. (Hungary)
1.038	Deutsche Hospitality Hotels Spain S.L. (Spain)
1.039	Steigenberger Akademie GmbH (Germany)
1.040	STEIGENBERGER HOTELFACHSCHULE GmbH (Germany)
1.041	Steigenberger Berufsfachschule für Assistenten im Hotel- und Tourismusmanagement gGmbH (Germany)
1.042	STEIGENBERGER HOTELBERUFSFACHSCHULE GmbH (Germany)

1.043	Yagao Meihua Hotel Management Co., Ltd.
1.044	Tianjin Yagao Hotel Management Co., Ltd.
1.045	Starway Hotel Management (Shanghai) Co., Ltd.
1.046	Orange Hotel Management (China) Co., Ltd.
1.047	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
1.048	Beijing Orange Times Softwares Technology Co., Ltd.
1.049	Yiju (Shanghai) Hotel Management Co., Ltd.
1.050	Shanghai HanTing Hotel Management Group, Ltd.
1.051	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
1.052	Hanting (Shanghai) Enterprise Management Co., Ltd.
1.053	Huazhu (Hainan) Hotel Management Co., Ltd
1.054	Shanghai Huaxiang Catering Management Co., Ltd.
1.055	Hai Haiyou Hotel Management (Ningbo) Co., Ltd.
1.056	Xingji Hotel Management (Ningbo) Co., Ltd.
1.057	Suzhou Ibis Hotel Limited
1.058	Nanjing Yiya Hotel Management Co., Limited
1.059	Wuxi Ibis Hotel Limited
1.060	Tianjin Ibis Hotel Limited
1.061	Chengdu Kehua Ibis Hotel Limited
1.062	Chengdu Ibis Hotel Limited
1.063	Ya’an Ibis Hotel Limited
1.064	Huasu (Hainan) Enterprise Management Co., Ltd.
1.065	Jizhu Information Technology (Shanghai) Co., Ltd.
1.066	Huazhu Hotel Management (Ningbo) Co., Ltd.
1.067	Huazhu Xingshun (Suzhou) Tourism Investment Co., Ltd.
1.068	Shanghai Chengge Hotel Management Co., Ltd.
1.069	Huazhu Hotel Management (Shenzhen) Co., Ltd.
1.070	Shanghai Shuohong Hotel Management Co., Ltd.
1.071	Shanghai Ibis Hotel Management Co., Limited
1.072	Nanjing Meiyue Hotel Management Co., Ltd.
1.073	Xi’an Anruosi Hotel Management Co., Ltd.
1.074	Xi’an Yusi Hotel Management Co., Ltd.
1.075	Ibis Xiamen Hotel Limited
1.076	Tianjin Jingjingjing Catering Service Co., Ltd.
1.077	Beijing Yaoting Hotel Management Co., Ltd.
1.078	Beijing Xiting Hotel Management Co., Ltd.
1.079	Shanghai Meiting Hotel Management Co., Ltd.
1.080	Shanghai Yiju Hotel Management Co., Ltd. （上海逸居酒店管理有限公司）
1.081	Wuxi Yiju Hotel Management Co., Ltd.
1.082	Shanghai Yate Hotel Management Co., Ltd.
1.083	Shanghai Songting Hotel Management Co., Ltd.
1.084	Shanghai Xinting Hotel Management Co., Ltd.（上海鑫庭酒店管理有限公司）
1.085	Shanghai Qinting Hotel Management Co., Ltd. （上海沁庭酒店管理有限公司）
1.086	Shanghai Lingting Hotel Management Co., Ltd.
1.087	Shanghai Xinting Hotel Management Co., Ltd.（上海新庭酒店管理有限公司）
1.088	Shanghai Pengting Hotel Management Co., Ltd.
1.089	Shanghai Luting Hotel Management Co., Ltd.
1.090	Shanghai Haoting Hotel Management Co., Ltd. （上海灏庭酒店管理有限公司）
1.091	Shanghai Changting Hotel Management Co., Ltd.（上海长庭酒店管理有限公司）
1.092	Shanghai Guiting Hotel Management Co., Ltd.
1.093	Shanghai Jiating Hotel Management Co., Ltd.
1.094	Shanghai Senting Hotel Management Co., Ltd.
1.095	Shanghai Xiting Hotel Management Co., Ltd.
1.096	Shanghai Yaogu Shangwu Hotel Management Co., Ltd.
1.097	Shanghai Aiting Hotel Management Co., Ltd.

1.098	Shanghai Yiju Hotel Management Co., Ltd. （上海宜居酒店管理有限公司）
1.099	Shanghai Qinting Hotel Management Co., Ltd. （上海钦庭酒店管理有限公司）
1.100	Shanghai Changting Hotel Management Co., Ltd.（上海畅庭酒店管理有限公司）
1.101	Hangzhou Muting Hotel Management Co., Ltd.
1.102	Hangzhou Anting Hotel Management Co., Ltd.
1.103	Hangzhou Qiuting Hotel Management Co., Ltd.
1.104	Hangzhou Yishitan Investment and Management Co., Ltd.
1.105	Hangzhou Senting Hotel Management Co., Ltd.
1.106	Beijing Zhongting Hotel Management Co., Ltd.
1.107	Beijing HanTing Jiamei Hotel Management Co., Ltd.
1.108	Beijing HanTing Ruijing Hotel Management Co., Ltd.
1.109	Beijing Dongting Hotel Management Co., Ltd.
1.110	Beijing Jiating Hotel Management Co., Ltd.
1.111	Beijing Anting Hotel Management Co., Ltd.
1.112	Tianjin Yiting Hotel Management Co., Ltd.
1.113	Tianjin HanTing Xingkong Hotel Management Co., Ltd.
1.114	Xi’an HanTing Fukai Hotel Management Co., Ltd.
1.115	Xi’an Fengting Hotel Management Co., Ltd.
1.116	Jinan Hanting Hotel Management Co., Ltd.
1.117	Zibo HanTing Hotel Management Co., Ltd.
1.118	Xiamen Wuting Hotel Co., Ltd.
1.119	Xiamen Tingju Hotel Co., Ltd.
1.120	Xiamen Xiating Hotel Co., Ltd.
1.121	Guangzhou Chengting Hotel Management Co., Ltd.
1.122	Guangzhou Shangbin Hotel Co., Ltd.
1.123	Guangzhou Mengting Hotel Management Co., Ltd.
1.124	Guangzhou Huiting Hotel Management Co., Ltd.
1.125	Guangzhou Meiting Hotel Management Co., Ltd.
1.126	Shenzhen Shenting Hotel Management Co., Ltd.
1.127	Shenzhen HanTing Hotel Management Co., Ltd.
1.128	Taiyuan Hanting Jiangnan Hotel Management Co., Ltd.
1.129	Wuhan Changting Hotel Management Co., Ltd.
1.130	Shenyang Maruika Hotel Management Co., Ltd.
1.131	Kunming Xiting Hotel Management Co., Ltd.
1.132	Baotoushi Anting Hotel Management Co., Ltd.
1.133	Huazhu Hotel Management Co., Ltd.
1.134	Hanting Technology (Suzhou) Co., Ltd.
1.135	Tianjin Huasu Enterprise Management Co., Ltd.
1.136	Shanghai Keting E-Commerce Co., Ltd.
1.137	Shanghai Huazhu Commercial Factoring Co., Ltd.
1.138	Shanghai Zhiyu Information Consulting Co., Ltd.
1.139	Shanghai Huazhu Hanting Xiyue Enterprise Management Co., Ltd.
1.140	Jiangsu Youxiang Financial Consulting Co., Ltd.
1.141	Banma Yigou E-Commerce Co., Ltd.
1.142	Shanghai Huiting Hotel Management Co., Ltd. （上海荟庭酒店管理有限公司）
1.143	Shanghai Huiyue Hotel Management Co., Ltd.
1.144	Shanghai Fanting Hotel Management Co., Ltd.
1.145	Shanghai Yinting Hotel Management Co., Ltd.
1.146	Shanghai Rongting Hotel Management Co., Ltd.
1.147	Shanghai Guangting Hotel Management Co., Ltd.
1.148	Shanghai Lanting Hotel Management Co., Ltd.
1.149	Shanghai Baiting Hotel Management Co., Ltd.
1.150	Shanghai HanTing Service Apartment Hotel Management Co., Ltd.
1.151	Shanghai Jiangting Hotel Management Co., Ltd.
1.152	Shanghai Xingting Hotel Management Co., Ltd.
1.153	Shanghai Baoting Hotel Management Co., Ltd.
1.154	Shanghai Fangpu Hotel Management Co., Ltd.

1.155	Shanghai Manao Hotel Management Co., Ltd.
1.156	Hangzhou Pingting Hotel Management Co., Ltd.
1.157	Hangzhou Wenxuan Hotel Management Co., Ltd.
1.158	Hangzhou Miaoting Hotel Management Co., Ltd.
1.159	Jinan Luoting Hotel Management Co., Ltd.
1.160	Xi’an Yahua Hotel Management Co., Ltd.
1.161	Kunshan Siting Enterprise Management Co., Ltd.
1.162	Kunshan Bizhu Enterprise Management Co., Ltd.
1.163	Hangzhou Yilai Hotel Chain Co., Ltd.
1.164	Huazhu Enterprise Management Co., Ltd.
1.165	Shanghai Aiqu Enterprise Management Co., Ltd.
1.166	Shanghai Wuqin Equity Fund Co., Ltd.
1.167	Huazhu Investment (Shanghai) Co., Ltd.
1.168	Shanghai Jijing Catering Co., Ltd.
1.169	Shanghai Yiju Hotel Management Co., Ltd. （上海宜桔酒店管理有限公司）
1.170	Shanghai Shangting Hotel Management Co., Ltd.
1.171	Shanghai Hongting Hotel Management Co., Ltd.
1.172	Shanghai Duting Hotel Management Co., Ltd.
1.173	Shanghai Hongxi Hotel Management Co., Ltd.
1.174	Shanghai Haoting Hotel Management Co., Ltd. （上海郝庭酒店管理有限公司）
1.175	Shanghai Tongji Hotel Management Co., Ltd.
1.176	Shanghai Chunting Hotel Management Co., Ltd.
1.177	Shanghai Moting Hotel Management Co., Ltd.
1.178	Hangzhou Ansheng Hotel Management Co., Ltd.
1.179	Suzhou Lishan Yatai Hotel Management Co., Ltd.
1.180	Suzhou Yongchangjiahe Hotel Management Co., Ltd.
1.181	Wantong Yiguan (Beijing) Hotel Management Co., Ltd.
1.182	Beijing Dongnian Hotel Co., Ltd.
1.183	Zhuhai Manneijiali Investment Development Company Limited
1.184	Guangzhou Zhongting Quanji Hotel Management Co., Ltd.
1.185	Guangzhou Didu Hotel Management Co., Ltd.
1.186	Guangzhou Bihua Hotel Management Co., Ltd.
1.187	Shanghai Hegao Hotel Management Co., Ltd.
1.188	Tianjin Lanyuan Hotel Management Co., Ltd.
1.189	Shenzhen Chengxuan Hotel Management Co., Ltd.
1.190	Shenzhen Qiquan Hotel Management Co., Ltd.
1.191	Shenzhen Quanji Shennan Hotel Management Co., Ltd.
1.192	Shanghai Jizhu Investment Management Co., Ltd.
1.193	Kunshan Hanka Catering Management Co., Ltd.
1.194	Ningbo Huating Investment Consulting Co., Ltd.
1.195	Ningbo Huating Galaxy Investment Management Co., Ltd.
1.196	Shanghai Huazhu Chengxing Management Consulting Co., Ltd.
1.197	Shanghai Yate Zhongtan Hotel Management Co., Ltd.
1.198	Hangzhou Yueli Yilai Hotel Co., Ltd.
1.199	Hangzhou Maolu Yilai Hotel Co., Ltd.
1.200	Hangzhou Qiandaohu Yilai Resort Co., Ltd.
1.201	Beijing Qitian Holiday Hotel Co., Ltd.
1.202	Beijing Crystal Orange Hotel Management Co., Ltd.
1.203	Beijing Orange Times Hotel Management Co., Ltd.
1.204	Beijing Crystal Orange Times Hotel Management Co., Ltd.
1.205	Shanghai Juchao Department Management Co., Ltd.
1.206	Guiyang Yangguang Hotel Management Co., Ltd.
1.207	Beijing Yuecheng Hotel Management Co., Ltd.
1.208	Hangzhou Zhongcheng Hotel Management Co., Ltd.
1.209	He Garden Hotel (Beijing) Co., Ltd.
1.210	Xi 'an Chengjia Fukai Hotel Management Co., Ltd.
1.211	Shanghai Shiju Catering Service Co., Ltd.
1.212	Tianjin Jizhu Information Technology Co., Ltd.
1.213	Ningbo Futing Enterprise Management Co., Ltd.

1.214	Huanmei Information Technology (Shanghai) Co., Ltd.
1.215	Huanmei International Travel Service (Shanghai) Co., Ltd.
1.216	Hanting Hesheng (Suzhou) Hotel Management Co., Ltd.
1.217	Beijing Hanting Hotel Management Co., Ltd.
1.218	Shanghai HanTing Guancheng Hotel Management Co., Ltd.
1.219	Tianjin Huazhu Finance Leasing Co., Ltd.
1.220	Jiangsu Keting Commercial and Trade Co., Ltd
1.221	Ningbo Jishi Investment Management LLP
1.222	Ningbo Jisu Investment Management LLP
1.223	Ningbo Qiji Galaxy Investment Management Center LLP
1.224	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
1.225	Shanghai Keting Cultural Communication Co., Ltd.
1.226	Shanghai Blossom House Investment Management Co., Ltd.
1.227	Shanghai Blossom Hotel Management Co., Ltd.
1.228	Shanghai Changguan Investment Management Co., Ltd.
1.229	Kunshan Blossom Commercial and Trading Co., Ltd.
1.230	Wuxi Blossom House Culture Tourism Investment Co., Ltd.
1.231	Suzhou Blossom Hotel Investment Management Co., Ltd.
1.232	Huzhou Blossom House Hotel Investment Management Co., Ltd.
1.233	Ningbo Blossom House Hotel Management Co., Ltd.
1.234	Lijiang Blossom House Hotel Management Co., Ltd.
1.235	Diqingzhou Blossom House Hotel Management Co., Ltd.
1.236	Guangzhou Huange Hotel Management Co., Ltd.
1.237	H World Technologies Pte. Ltd.
1.238	H Rewards Pte. Ltd.
1.239	Jisu Enterprise Management Co., Ltd.
1.240	Changsha Changting Hotel Management Co., Ltd.
1.241	Nanjing Yangting Hotel Management Co., Ltd.
1.242	Shanghai Huaxiang Six Catering Management Co., Ltd.
1.243	Nanjing Hongying Hotel Management Co., Ltd.
1.244	Wuxi Hanting Hotel Management Co., Ltd.

2.	Majority-Owned Subsidiaries
2.01	Elan Hotel Holdings Limited (BVI)	89.13%	equity interests owned by	China Lodging Holdings (HK) Limited
2.02	Elan Hotel (Hong Kong) Limited (Hong Kong)	100%	equity interests owned by	Elan Hotel Holdings Limited (BVI)
2.03	Jihao Hotel Management (Shanghai) Co., Ltd.	100%	equity interests owned by	Elan Hotel (Hong Kong) Limited (Hong Kong)
2.04	Shanghai Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.05	Shanghai Mingxin Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.06	Shanghai Mingjing Hotel Investment Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.07	Xiamen Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.08	Fuzhou Leshu Hotel Management Co., Ltd.	100%	equity interests owned by	Shanghai Ruiji Hotel Management Co., Ltd.
2.09	Wuhan Liye Yuchuang Enterprises Management Co., Ltd.	100%	equity interests owned by	Shanghai Yuchuang Investment Management Co. Ltd.
2.10	Changxing Longguan Culture Development Co., Ltd.	100%	equity interests owned by	Shanghai Longhua Investment Management Co. Ltd.
2.11	Shanghai Mengxu Intelligent Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.12	Beijing Tiandui Information Technology Co., Ltd.	100%	equity interests owned by	H-World Information and Technology Co., Ltd.
2.13	Suzhou Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.14	Jiaozuo Zhongzhou Express Hotel Co. Ltd.	100%	equity interests owned by	Henan Zhongzhou Express Hotel Investment Co., Ltd.
2.15	Hangzhou Yuexi Hotel Management Co., Ltd.	91.83%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.

2.16	Suzhou Blossom House Hotel Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.17	Kunshan Zhouzhuang Blossom House Hotel Investment Management Co., Ltd.	60%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.18	Sichuan Blossom House Hotel Investment Management Co., Ltd.	51%	equity interests owned by	Blossom Hotel Investment Management (Kunshan) Co., Ltd.
2.19	Shanghai Longhua Investment Management Co., Ltd.	51%	equity interests owned by	Shanghai Changguan Investment Management Co., Ltd.
2.20	Guangzhou Yahua Puxin Hotel Co., Ltd.	80%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.21	Shanghai Meixie Hotel Management Co., Ltd.	60%	equity interests owned by	Yagao Meihua Hotel Management Co., Ltd.
2.22	Wuhu Jiangting Hotel Management Co., Ltd.	99.97%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.23	Shanghai Suting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.24	Beijing Hanting Oriental Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.25	Urumqi Luting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.26	Urumqi Qiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.27	Chongqi Yiting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.28	Xi’an Shengting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.29	Xi’an Bangting Hotel Management Co., Ltd.	99%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.30	Shanghai Liansheng Hotel Co., Ltd.	90%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.31	Chengdu Changting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.32	Nanjing Leting Hotel Management Co., Ltd.	80%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.33	Chengdu Yuting Hotel Management Co., Ltd.	60%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.34	Shanghai Huiting Hotel Management Co., Ltd. （上海辉庭酒店管理有限公司）	55%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.35	Chengdu HanTing Yangchen Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai HanTing Hotel Management Group, Ltd.
2.36	Jinan Hanjia Hotel Management Co., Ltd.	99%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.37	Shanghai Dingting Hotel Management Co., Ltd.	55%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.38	Nanjing Zhuting Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.39	Hangzhou Chenji Hotel Management Co., Ltd.	51%	equity interests owned by	HanTing Xingkong (Shanghai) Hotel Management Co., Ltd.
2.40	Xi’an Jvting Hotel Management Co., Ltd.	90%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.41	Henan Zhongzhou Express Hotel Investment Co., Ltd.	85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.42	Suzhou Zhujiangnan Hotel Management Co., Ltd.	66%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.43	Shanghai Huawei Education Technology Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.44	Beijing Huazhu Ruijing Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.45	Shanghai Junrui Hotel Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.46	Wenzhou Yaozhu Hotel Management Co., Ltd.	60%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.47	Xi’an Quanji Maoting Hotel Management Co., Ltd.	51%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.48	Yongle Huazhu Hotel & Resort Group	50%	equity interests owned by	Huazhu Hospitality (Hong Kong) Limited

2.49	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.	85%	equity interests owned by	Hanting (Shanghai) Enterprise Management Co., Ltd.
2.50	Shenzhen Shijie Chengjia Hotel Management Co., Ltd.	51%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.51	Shanghai Ruicheng Hotel Management Co., Ltd.	50%	equity interests owned by	Shanghai Chengge Hotel Management Co., Ltd.
2.52	Shanghai Shenzhou Business Travel Hotel Co., Ltd.	100%	equity interests owned by	Beijing Shenzhou Business Travel Hotel Investment Management Co., Ltd.
2.53	Shanghai Yuchuang Investment Management Co. Ltd.	91.67%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.54	Shanghai Ruiji Hotel Management Co., Ltd.	50%	equity interests owned by	Huazhu Investment (Shanghai) Co., Ltd.
2.55	Nanjing Starway Hotel Management Co., Ltd.	99.89712%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.56	Beijing Hualige Hotel Management Co., Ltd.	40%	equity interests owned by	Starway Hotel Management (Shanghai) Co., Ltd.
2.57	Hefei Jucheng Hotel Management Consulting Co., Ltd.	70%	equity interests owned by	Beijing Crystal Orange Hotel Management Consulting Co., Ltd.
2.58	Shanghai Hua Yu Zhou enterprise Management Co., Ltd.	55%	equity interests owned by	Huazhu Enterprise Management Co., Ltd.
2.59	Tianjin Huarui Hotel Management Co., Ltd.	50.9804%	equity interests owned by	Huazhu Enterprise Management Co., Ltd.
2.60	H-World Information and Technology Co., Ltd.	86.85%	equity interests owned by	Huazhu Hotel Management Co., Ltd.
2.61	Nanjing Jinlv Huazhu Mingri City Hotel Co., Ltd.	100%	equity interests owned by	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.
2.62	Shanghai Xingqing Hotel Management Co., Ltd.	30% equity interests owned by Yagao Meihua Hotel Management Co., Ltd., and 60% equity interests owned by Hanting Xingkong (Shanghai) Hotel Management Co., Ltd.
2.63	Shanghai Qiting Hotel Management Co., Ltd.	99.9999% equity interests owned by Ningbo Hongting Investment Management Center LLP, and 0.0001% equity interests owned by Ningbo Huating Investment Consulting Co., Ltd.
2.64	Zhengzhou Tiancheng Express Hotel Co. Ltd.	65% equity interests owned by Henan Zhongzhou Express Hotel Investment Co., Ltd., and 35% equity interests owned by Huazhu Hotel Management Co., Ltd.
2.65	Jiangsu Jinlv Huazhu Hotel Management Co., Ltd.	39% equity interests owned by Huazhu Hotel Management Co., Ltd., and 15% equity interests owned by Ningbo Futing Enterprise Management Co., Ltd.
2.66	Ningbo Hongting Investment Management Center LLP	Ningbo Qiji Galaxy Investment Management Center LLP acts as the GP and holds 12.09% of partnership share, Huazhu Hotel Management Co., Ltd. acts as the LP and holds 27.91% of partnership share